Contingencies	6 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies

14. Contingencies

Litigation

The Company, from time to time, may be party to litigation arising in the ordinary course of its business. The Company was not subject to any material legal proceedings during the three and six months ended September 30, 2016 and 2015, and, to the best of its knowledge, no material legal proceedings are currently pending or threatened.

Indemnification

The Company typically enters into indemnification agreements with customers in the ordinary course of business. Pursuant to these agreements, the Company indemnifies and agrees to reimburse the indemnified party for losses suffered or incurred as a result of claims of intellectual property infringement. These indemnification agreements are provisions of the applicable customer agreement. Based on when clients first sign an agreement for the Company’s service, the maximum potential amount of future payments the Company could be required to make under certain of these indemnification agreements is unlimited. Based on historical experience and information known as of September 30, 2016 and March 31, 2016, the Company has not incurred any costs for the above guarantees and indemnities.

In certain circumstances, the Company warrants that its services will perform in all material respects in accordance with its standard published specification documentation in effect at the time of delivery of the services to the customer for the term of the agreement. To date, the Company has not incurred significant expense under its warranties and, as a result, the Company believes the estimated fair value of these agreements is immaterial.